Exhibit 32

                           Section 1350 Certification

      Pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Fenton Graham Marketing, Inc., a Nevada corporation (the "Company"), hereby certifies that:

      To my knowledge, the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 24, 2003


                                        BY: /s/ J. P. Schrage
                                           -------------------------------------
                                                       J. P. SCHRAGE
                                                CHIEF EXECUTIVE OFFICER AND
                                                  CHIEF FINANCIAL OFFICER